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                                                                      EXHIBIT 99

                            [TANDY BRANDS LETTERHEAD]


             TANDY BRANDS ACCESSORIES REPORTS FIRST QUARTER EARNINGS
                               OF $0.38 PER SHARE

ARLINGTON, TX, OCTOBER 17, 2001 - TANDY BRANDS ACCESSORIES, INC. (NASDAQ NM:
TBAC) today announced better financial results for the quarter ended September 30, 2001, compared to the same period last year. For the first quarter of fiscal 2002, net sales totaled $54.1 million compared to $53.5 million for the same period in fiscal 2001. Net income for the first quarter totaled $2.2 million, or $0.38 per diluted share, compared to net income of $2.0 million, or $0.36 per diluted share, for the same period last year.

J.S.B. Jenkins, president and chief executive officer, commented, "We are very pleased with Tandy Brands' results for the first quarter. Despite today's economic uncertainty, we achieved both our sales and earnings goals. In fact, our net income of $2.2 million, or $0.38 per share, was at the top end of the guidance the company provided to our stockholders and the investment community last quarter."

Mr. Jenkins added, "Contributing to our positive results was the successful roll-out of our new line of Dockers(R) accessories and strong sales from our Accessory Design Group division, whose women's belt sales were far above our internal expectations."

Investors and interested parties will have the opportunity to listen to management's discussion of Tandy Brands' first quarter results in a conference call to be held today, Wednesday, October 17th, at 10:00 a.m. EDT. The dial-in number for the call is (800) 633-8537. For those who are unable to listen to the live broadcast, an audio replay of the call will be available beginning at 12:00 p.m. EDT on October 17th through 12:00 p.m. on Wednesday, October 24th, via telephone at (800) 633-8284, reservation code #19849768. A live webcast of the conference call will also be broadcast on www.vcall.com.

Tandy Brands Accessories, Inc. designs, manufactures and markets fashion accessories for men, women and children. Key product categories include belts, wallets, handbags, suspenders, socks, scarves, and cold weather and hair accessories. Merchandise is sold under various national brand names as well as private labels to all major levels of retail distribution, including the ROLFS e-commerce web site at www.rolfs.net.

Except for historical information contained herein, the statements in this release are forward-looking and made pursuant to the safe harbor provisions of the Private Securities Litigation


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Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties, which may cause the Company's actual results in future periods to differ materially from forecasted or expected results. Those risks include, among other things, the competitive environment in the industry in general and in the Company's specific market areas, inflation, changes in costs of goods and services and economic conditions in general and in the Company's specific market area. Those and other risks are more fully described in the Company's filings with the Securities and Exchange Commission.


                               (TABLES TO FOLLOW)


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                         TANDY BRANDS ACCESSORIES, INC.
                   Condensed Consolidated Statements of Income
                    (In thousands, except per share amounts)
                                   (Unaudited)


                                                             Three Months Ended
                                                                September 30,
                                                          ------------------------
                                                             2001          2000
                                                          ----------    ----------
Net sales                                                 $   54,106    $   53,469
Cost of goods sold                                            35,073        35,288
                                                          ----------    ----------
     Gross margin                                             19,033        18,181
                                                          ----------    ----------

Selling, general and administrative expenses                  13,310        12,698
Depreciation and amortization                                  1,387         1,151
                                                          ----------    ----------
     Total operating expenses                                 14,697        13,849
                                                          ----------    ----------

Operating income                                               4,336         4,332

Interest expense
                                                                (778)       (1,021)
Royalty, interest and other income                                 9            17

Income before provision for income taxes                       3,567         3,328
Provision for income taxes                                     1,385         1,293
                                                          ----------    ----------

Net income                                                $    2,182    $    2,035
                                                          ==========    ==========


Earnings per common share                                 $     0.38    $     0.36
                                                          ==========    ==========

Earnings per common share-assuming dilution               $     0.38    $     0.36
                                                          ==========    ==========


Common shares outstanding                                      5,718         5,612
                                                          ==========    ==========

Common shares outstanding shares-assuming dilution             5,725         5,626
                                                          ==========    ==========




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                         TANDY BRANDS ACCESSORIES, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                 (In thousands)



                                                          September 30,      June 30,
                                                              2001             2001
                                                          -------------    ------------
ASSETS                                                     (Unaudited)
Cash and cash equivalents                                 $         935    $         79

Accounts receivable, net                                         45,901          34,459

Inventories                                                      61,779          62,335

Property, plant and equipment, at cost:
     Property and equipment, at cost                             26,600          26,451
     Accumulated depreciation                                   (12,707)        (11,963)
                                                          -------------    ------------
          Net property, plant and equipment                      13,893          14,488
                                                          -------------    ------------

Goodwill, net of accumulated amortization                        12,911          13,215

Other assets                                                     12,812          12,408
                                                          -------------    ------------

          TOTAL ASSETS                                    $     148,231    $    136,984
                                                          =============    ============

LIABILITIES & STOCKHOLDERS' EQUITY

Accounts payable                                          $       8,124    $      9,408
Accrued expenses                                                  9,563           6,041
Notes payable                                                    54,956          47,400
                                                          -------------    ------------

          Total liabilities                                      72,643          62,849
                                                          -------------    ------------

Stockholders' equity:
     Common stock                                                 5,883           5,883
     Additional paid-in capital                                  22,467          22,572
     Cumulative other comprehensive income                       (1,744)           (670)
     Retained earnings                                           50,180          48,000
     Treasury stock, at cost                                     (1,198)         (1,650)
                                                          -------------    ------------

          Total stockholders' equity                             75,588          74,135
                                                          -------------    ------------

          TOTAL LIABILITIES & STOCKHOLDERS' EQUITY        $     148,231    $    136,984
                                                          =============    ============